INVESTOR PRESENTATION August Through October 2021

Denny’s Corporation urges caution in considering its current trends and any outlook on earnings disclosed either in this presentation or in its press releases. In addition, certain matters discussed in either this presentation or related press releases may constitute forward-looking statements. These forward-looking statements, which reflect management’s best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny’s Corporation, its subsidiaries, and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expect”, “anticipate”, “believe”, “intend”, “plan”, “hope”, “will”, and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date this presentation was published or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others: the rapidly evolving COVID-19 pandemic and related containment measures, including the potential for further operational disruption from government mandates affecting restaurants; economic, public health, social and political conditions that impact consumer confidence and spending with respect to social unrest and the COVID-19 pandemic; competitive pressures from within the restaurant industry; the level of success of the Company’s operating initiatives and advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy (including with regard to energy costs), particularly at the retail level; political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company’s SEC reports and other filings, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 30, 2020 (and in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K). The presentation includes references to the Company’s non-GAAP financials measures. All such measures are designated by an asterisk (*). The Company believes that, in addition to GAAP measures, certain non-GAAP financial measures are appropriate indicators to assist in the evaluation of operating performance and liquidity on a period-to-period basis. The Company uses Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including incentive compensation for certain employees. Adjusted EBITDA is also used in the calculation of financial covenant ratios in accordance with the Company’s credit facility. Adjusted Free Cash Flow is also used as a non-GAAP liquidity measure by Management to assess the Company’s ability to generate cash and plan for future operating and capital actions. Management believes that the presentation of Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Net Income (Loss) Per Share and Adjusted Free Cash Flow provide useful information to investors and analysts about the Company’s operating results, financial condition or cash flows. However, each of these non-GAAP financial measures should be considered as a supplement to, not a substitute for, operating income (loss), net income (loss), net cash provided by (used in) operating activities, or other financial performance and liquidity measures prepared in accordance with U.S. generally accepted accounting principles. See Appendix for non-GAAP reconciliations to the following GAAP measures: FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES 2 $ Millions (except per share amounts) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD Jun 2021 Operating Income $51.0 $56.4 $47.5 $57.3 $53.2 $47.0 $70.7 $73.6 $165.0 $6.7 $23.8 Net Income (Loss) $112.3 $22.3 $24.6 $32.7 $36.0 $19.4 $39.6 $43.7 $117.4 ($5.1) $22.4 Net Income (Loss) per Share $1.15 $0.23 $0.26 $0.37 $0.42 $0.25 $0.56 $0.67 $1.90 ($0.08) $0.34 Cash Provided By (Used In): Operating Activities $59.5 $59.2 $57.0 $74.6 $83.3 $71.2 $78.3 $73.7 $43.3 ($3.1) $43.4 Investing Activities ($7.7) ($3.5) ($16.5) ($21.3) ($32.7) ($32.7) ($27.1) ($32.0) $105.0 $4.7 ($1.0) Financing Activities ($67.1) ($55.9) ($51.2) ($53.2) ($52.0) ($37.6) ($48.7) ($41.6) ($150.0) ($1.0) ($35.4)

DENNY’S INVESTMENT HIGHLIGHTS • Nine consecutive fiscal years of domestic system-wide same-store sales1 growth prior to the pandemic2 • Strong same-store sales1 performance relative to peers • 226 well diversified, experienced and energetic franchisees3 • 1,645 restaurants around the globe, including 1,496 domestic locations3 • 149 international locations across 13 countries and U.S. territories3 STRONG ADJUSTED FREE CASH FLOW * AND SHAREHOLDER RETURN • Generated over $418M in Adjusted Free Cash Flow* over the last 10 fiscal years4 • Includes approximately $11M in real estate acquisitions2 • Approximately $554M allocated to share repurchase program since November 20105 • Recent transition to a more highly franchised model with reduced business risk • Proven revitalization strategies to continue propelling the brand forward • Record of consistent financial performance with market share opportunities post-pandemic CONS ISTENT SAME - STORE SALES 1 GROWTH H ISTORY GLOBAL FOOTPR INT WITH SEASONED FRANCHISEES DURABLE BUS INESS FOCUSED ON THE FUTURE * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. 2. Data as of December 25, 2019, the end of Fiscal Fourth Quarter 2019. 3. Data as of June 30, 2021, the end of Fiscal Second Quarter 2021. 4. Data as of December 30, 2020, the end of Fiscal Fourth Quarter 2020. 5. Data as of February 27, 2020 (date the Company suspended share repurchases). The Company raised nearly $70M through the issuance of 8M shares of Common Stock in July 2020. 3

2021 RESULTS & COVID-19 BUSINESS RESPONSE 4

Q2 2021 HIGHLIGHTS 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. ~$120M Available Liquidity Domestic System-Wide Same-Store Sales1 99% of 2019 New Unit Openings 3 New Openings Portfolio 1,645 Restaurants Globally 5

CONSUMER FOCUS AREAS ComfortReassurance Value Convenience 6

REASSURANCE • Remain focused on strict food safety procedures, handwashing and personal hygiene standards. • Return to our position as America’s 24 hour diner. • Continue to provide our guests with a safe environment to connect with family and friends. We Remain Focused on the Safety and Well-being of Our Guests and Restaurant Teams While Returning to America’s 24/7 Diner 7

VALUE 8 PRICE $2$4$6$8 Value menu remains a Brand equity with over 9% incidence1 Utilizing Our Well-Known Platforms to Provide an Array of Value for All Customers BUNDLED Family and Large Group Meal Packs ABUNDANT More for Less with our Super Slam CONVENIENCE Free Delivery Promotions Everyday Value 15%1 1. Data for the Second Quarter Ended June 30, 2021.

COMFORT 9 Ensuring Denny’s is a Place Where Our Modern American Family Guests Receive Feel-Good Comfort Food and are Welcomed and Valued Food Service Atmosphere New Line of Melts and Bowls “Rules We Live By” Warm and Inviting

CONVENIENCE 10 Bringing Denny’s to Our Guests Wherever They Want, Whenever They Want, and Doing So With Integrated and Seamless Systems to Facilitate an Excellent Guest Experience

With All Operating Dining Rooms Open, Denny’s Total Off-premise Sales Have Remained Strong At Approximately 24% of Total Sales Compared to 12% Pre-Pandemic1 AVERAGE WEEKLY SALES $4.0 $4.0 $4.7 $8.3 $9.6 $7.7 $7.9 $8.3 $7.8 $7.3 $7.3 $8.7 $9.1 $8.2 $9.1 $8.7 $8.2 $7.5 $7.2 $0.3 $0.8 $0.9 $1.1 $1.2 $1.1 $28.9 $28.3 $22.2 $2.6 $12.6 $13.3 $13.9 $15.8 $17.6 $17.3 $12.6 $12.9 $15.6 $22.0 $24.2 $24.4 $26.9 $27.9 $32.9 $32.3 $26.9 $8.5 $12.2 $20.3 $21.2 $22.2 $23.6 $24.9 $24.6 $21.4 $22.1 $24.1 $32.0 $33.8 $33.7 $35.6 $36.2 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Jul '21 Average Domestic Restaurant Sales by Channel per Week Denny's Off-Premise Sales Virtual Brand Off-Premise Sales On-Premise Sales Total Sales 1. Data as of June 30, 2021, the end of Fiscal Second Quarter 2021. 2. Preliminary data through Fiscal July Ended July 28, 2021 1st Family Dining Chain to Launch Mobile & Online Ordering Nationally >90% Domestic Restaurants Active with Delivery1 >1,100 Active Locations with The Burger Den2 11 ~700 Active Locations with The Meltdown2 2

24/7 OPERATIONS SALES TRENDS 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. 2. Preliminary data through Fiscal July Ended July 28, 2021 185 323 435 458 472 496 516 538 516 519 532 569 566 561 566 576 877 837 979 1,023 1,016 1,000 980 957 961 939 928 912 920 926 920 909 480 378 120 47 35 22 19 20 31 46 41 20 13 11 11 10 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Jul '21 24/7 Units Limited Hour Units Temporary Closures (68%) (57%) (30%) (31%) (25%) (19%) (18%) (18%) (30%) (20%) (16%) 2% 11% 11% 14% 15% (78%) (69%) (47%) (44%) (41%) (34%) (31%) (33%) (49%) (38%) (32%) (16%) (11%) (12%) (8%) (7%) (76%) (65%) (41%) (39%) (35%) (28%) (26%) (27%) (41%) (31%) (25%) (9%) (2%) (3%) 1% 3% (100%) (80%) (60%) (40%) (20%) 0% 20% Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Jul '21 24/7 Units Limited Hour Units Domestic System-Wide Same-Store Sales Domestic System Same-Store Sales1 Compared to 2019 Fiscal Periods Average Domestic Units 12 2 2

DOMESTIC FOOTPRINT Total of 1,496 Restaurants in the U.S.1 with Strongest Presence in California, Arizona, Texas, and Florida TOP 10 U.S. MARKETS1 DMA UNITS Los Angeles 173 Phoenix 64 Houston 63 Dallas/Ft. Worth 51 Sacramento/Stockton 48 San Francisco/Oakland 40 Orlando/Daytona 40 San Diego 38 Miami/Ft. Lauderdale 35 Chicago 34 % of Domestic System 39% 1. Data as of June 30, 2021, the end of Fiscal Second Quarter 2021. 4 25 2 7 6 9 5 13

INTERNATIONAL FOOTPRINT Honduras Guatemala City PhilippinesOntario 1. Data as of June 30, 2021, the end of Fiscal Second Quarter 2021. 14 International Presence of 149 Restaurants in 13 Countries and U.S. Territories has Grown by ~71% Since Year End 20101 FOOTPRINT1 COUNTRY UNITS United States 1,496 Canada 79 Puerto Rico 15 Mexico 12 Philippines 11 New Zealand 7 Honduras 6 United Arab Emirates 6 Costa Rica 3 Guatemala 3 El Salvador 2 Guam 2 Indonesia 2 United Kingdom 1 TOTAL 1,645

STRONG PARTNERSHIP WITH FRANCHISEES Well Diversif ied, Experienced, and Energetic Group of 226 Franchisees 1 Ownership of 1,580 Franchisee Restaurants 1 Number of Franchised Units Number of Franchisees Franchisees as % of Total Total Franchised Units Franchised Units as % of Total 1 80 35% 80 5% 2–5 80 35% 235 15% 6–10 28 12% 219 14% 11–15 16 7% 192 12% 16–30 10 4% 211 13% >30 12 5% 643 41% Total 226 100% 1,580 100% • Passionate group of seasoned franchisees committed to the longevity of the Denny's brand. • 38 franchisees with more than 10 restaurants each collectively comprise approximately 66% of the franchise system. 1. Data as of June 30, 2021, the end of Fiscal Second Quarter 2021. 15

COVID-19 BUSINESS RESPONSE • Provided over $15M of royalty, advertising and rent relief, including ~$7M of abatements • Deferred remodels and new store development commitments • Secured relief from key vendors and primary third-party franchise lenders • Nearly all domestic franchise restaurants received funding under the first round of PPP • Franchisees representing ~98% of domestic franchise restaurants have applied for the second round of PPP and ~90% of those restaurants have received funding to date1 • Eliminated non-essential spending and placed holds on corporate and field open positions • Significantly reduced restaurant level staffing across the company portfolio • Reduced compensation for Board of Directors and multiple levels of management • Corporate furloughs and reduction in workforce • Recognized approximately $3.5M in annualized permanent cost reductions • Raised net proceeds of $69.6M through the issuance and sale of 8.0M shares of common stock • Secured amendments to credit facility2, temporarily waiving financial covenants with certain restrictions, followed by more favorable financial covenant levels through Q3 ‘21 • Suspended share repurchases in February 2020 and are precluded from repurchasing shares through receipt of the Q3 ’21 compliance certificate 1. Data as of July 21, 2021. 2. Secured Second Amendment to the credit facility on May 13, 2020 and a Third Amendment to the credit facility on December 15, 2020. For further details, see our Current Reports on Form 8-K filed with the SEC. Franchisee Suppor t Cost Savings Initiatives Capital Allocation 16

A RESILIENT AND DURABLE BRAND FOCUSED ON THE FUTURE 17

EXECUTION OF BRAND REVITALIZATION STRATEGY DRIVING RESULTS Deliver a Differentiated and Relevant Brand Consistently Operate Great Restaurants Grow the Global Franchise Drive Profitable Growth for All Stakeholders Enabled Through Technology and Training Close Collaboration with Franchise Partners+ “Become the World’s Largest, Most Admired and Beloved Family of Local Restaurants” 18

Warm & Inviting Everyday Occasion Pride Review Program Delight & Make it Right The Rules We Live By Everyday Value DELIVERING A DIFFERENTIATED AND RELEVANT BRAND & CONSISTENTLY OPERATE GREAT RESTAURANTS 19 Menu Optimization Product Innovation Unpretentious

FOCUS ON A MENU WITH QUALITY ITEMS AT OPTIMAL PRICES THAT DRIVE PROFIT TO THE BOTTOM LINE Approximately 80% of Core Menu Entrées Changed or Improved Since Our Revitalization Began Current Core Menu is Approximately 25% Smaller than Our Pre-Pandemic Menu 20

FOCUS ON CONSISTENTLY OPERATING GREAT RESTAURANTS LEADING TO SUSTAINED IMPROVEMENT • Investments in training talent, tools, and strategies, such as Ignite E-Learning and our latest Delight & Make It Right service programs, driving improvements in service scores • Denny’s Pride Review Program used to evaluate and share best practices • Close collaboration with franchisees to drive improvements in speed of service and margins 21

REMODELS KEY TO REVITALIZING LEGACY BRAND Le g a cy D en n y ’s H er it a g e 1 .0 H er it a g e 2 .0 22

• Approximately 75 domestic development commitments remaining from the sale of 113 company owned restaurants during 2018 and 2019. • Considerable experience converting existing spaces into new Denny’s restaurants. • With 69% of the full-service segment sales (71% in 2019) maintained by small chains and independents, as potential industry rationalization occurs, market share opportunities will emerge. WELL-ESTABLISHED PIPELINE WITH OPPORTUNITIES 1. Technomic Top 500 Chain Restaurant Report 2021. 23 71% 29% 2019 U.S. Full-Service Restaurant Industry Sales ($B)1 Small Chains & Independents Top 500 Chains Market Share Opportunities Through Potential Industry Rationalization Will Only Bolster the 78 Commitments Secured from Our Recent Refranchising Initiative 69 31 20 Industry Sales1

VIRTUAL BRANDS PROVIDE ADDITIONAL MARKET SHARE OPPORTUNITIES 24 The rollout began in February 2021with over 1,100 domestic locations currently active Approximately 70% of transactions occurring during the Dinner and Late-Night dayparts1 1. Data for the Second Quarter, ended June 30, 2021.

VIRTUAL BRANDS PROVIDE ADDITIONAL MARKET SHARE OPPORTUNITIES 25 • Door Dash Exclusive • The rollout began in April 2021 and will be substantially complete in Q3 at approximately ½ of our domestic locations Approximately 60% of transactions occurring during the Dinner and Late-Night dayparts1 1. Data for the Second Quarter, ended June 30, 2021.

STRONG COLLABORATION WITH FRANCHISEES Marketing Brand Advisory Council Operations Brand Advisory Council Supply Chain Oversight Committee Development Brand Advisory Council Denny’s Franchisee Association Technology Brand Advisory Council Training Initiatives Pride Reviews Operations Support Purchase Product for System Outperformed PPI by Avg of ~1ppt Each Year Over the Last Decade Successful Heritage Remodels Prototype Development Lease & Asset Management Menu Innovation Media Support Product Testing Annual Convention Steering Committee Meetings Joint Board Meetings Customer Facing Technology Denny’s On Demand Common POS Platform 26

HISTORICAL PERFORMANCE 27

TOTAL SYSTEM SALES1 AND ADJUSTED EBITDA* 1. Total system sales is a non-GAAP measure representing the sum of sales generated at all Denny’s locations worldwide, including franchise and licensed restaurants which are non- consolidated entities. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, total system sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. $81.7 $78.6 $78.0 $83.1 $88.8 $100.2 $103.3 $105.3 $96.8 $26.6 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 $ M s Adjusted EBITDA* $0.41 $0.35 $0.33 $0.33 $0.35 $0.37 $0.39 $0.41 $0.31 $0.12 $1.95 $2.13 $2.18 $2.31 $2.38 $2.42 $2.46 $2.47 $2.62 $1.77 $2.36 $2.48 $2.51 $2.64 $2.73 $2.79 $2.85 $2.89 $2.93 $1.89 $0.00 $1.00 $2.00 $3.00 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Total System Sales1 Company Restaurant Sales Franchise Restaurant Sales Total System Sales $ B s 28 Total System Sales1 Grew by Over $550 Million Through 2019 1

$1.8 $1.9 $2.0 $2.1 $2.2 $2.3 $2.3 $2.3 $2.5 $1.8 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Company Restaurant AUVs FRANCHISED AND COMPANY RESTAURANT SALES History of Steady Growth in Franchised and Company Average Unit Volumes Refranchising Strategy Benefited AUVs at Both Franchised and Company Restaurants in 2019 $ M s $1.4 $1.4 $1.4 $1.5 $1.6 $1.6 $1.6 $1.6 $1.7 $1.2 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Franchised Restaurant AUVs 29 $ M s

FRANCHISE AND COMPANY MARGINS $53.8 $51.5 $44.8 $45.9 $58.7 $65.2 $65.6 $63.2 $48.0 $3.6 $82.6 $88.0 $88.2 $92.9 $94.9 $98.8 $99.5 $104.0 $114.7 $76.1 $136.4 $139.5 $133.0 $138.8 $153.6 $164.0 $165.1 $167.2 $162.7 $79.7 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 $ M s Franchise and Company Operating Margins1 Company Restaurant Operating Margin Franchise Operating Margin Restaurant-Level Operating Margin 1. The Company believes that, in addition to GAAP measures, certain other non-GAAP financial measures are appropriate indicators to assist in the evaluation of restaurant-level operating efficiency and performance of ongoing restaurant-level operations. Restaurant-Level Operating Margin is the total of Company Restaurant Operating Margin and Franchise Operating Margin. We define Company Restaurant Operating Margin as company restaurant sales less costs of company restaurant sales (which include product costs, company restaurant level payroll and benefits, occupancy costs, and other operating costs including utilities, repairs and maintenance, marketing and other expenses) and present it as a percent of company restaurant sales. We define Franchise Operating Margin as franchise and license revenue (which includes franchise royalties and other non-food and beverage revenue streams such as initial franchise fees, advertising revenue and occupancy revenue) less costs of franchise and license revenue and present it as a percent of franchise and license revenue. 30 Total Restaurant-Level Operating Margin1 Grew Over 19% From 2011 Through 2019 Highly Franchised Business Has Historically Provided Stable Restaurant-Level Operating Margins1

GENERAL AND ADMINISTRATIVE EXPENSES $47 $48 $45 $45 $49 $52 $51 $52 $50 $41 $4 $8 $6 $7 $11 $8 $5 $6 $9 $4 $4 $3 $5 $6 $7 $8 $9 $6 $7 $8 $55 $60 $57 $59 $67 $68 $66 $64 $69 $55 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 $ M s Corporate administrative expenses Incentive compensation Share-based compensation Deferred compensation valuation adjustments Total general and administrative expenses 31 We Have Successfully Achieved Our Goal Set Forth During Our Refranchising and Development Strategy of Reducing Corporate Administrative Expenses by $7 Million - $8 Million1 $52M 2018 ~$3M Two years of inflation and an additional operating week in 2020 ~$7M 2020 Cost reductions due to COVID-19 (half of which are permanent) 1. During our 2018-2019 refranchising and development strategy, we stated there would be $11M - $13M of cost savings. These savings were split as follows: 40% field support, 35% corporate support, and 25% franchise support cost sharing. The corporate support and franchise support cost sharing elements flow through corporate administrative expenses for a total of 60% expected savings, or $7M - $8M. ~$7M Refranchising and development strategy cost reductions $41M 2020

DOMESTIC SYSTEM-WIDE SAME-STORE SALES1 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. 0.7% 1.3% 0.5% 2.8% 5.8% 0.9% 1.1% 0.8% 2.0% (31.4%) (20.0%) (1.2%) (14.0%) (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 (20.0%) (22.0%) (24.0%) (26.0%) (28.0%) (3 .0%) 32 Nine Consecutive Fiscal Years of Positive Domestic System-Wide Same-Store Sales1 Growth From 2011 Through 2019

GLOBAL DEVELOPMENT 56 34 41 32 37 36 32 21 16 12 5 6 5 6 8 14 7 9 14 8 61 40 46 38 45 50 39 30 30 20 0 10 20 30 40 50 60 70 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 System Openings Domestic Openings International Openings System Openings 33 Growth Initiatives Enabled Approximately 400 New Restaurant Openings Since 2011 With 95% Opened by Franchisees1 1. Data as of December 30, 2020, the end of Fiscal Fourth Quarter 2020.

ADJUSTED NET INCOME (LOSS) PER SHARE* $19.5 $25.2 $29.3 $32.9 $36.7 $42.3 $40.7 $44.6 $47.9 ($7.2) $0.20 $0.26 $0.31 $0.37 $0.43 $0.55 $0.58 $0.68 $0.77 ($0.12) ($14.0) ($4.0) $6.0 $16.0 $26.0 $36.0 $46.0 $56.0 ($0.20) ($0.10) $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 A d ju ste d N e t In co m e (Lo ss)* ($ M illio n s) A d ju st e d N e t In co m e ( Lo ss ) p e r S h a re * Adjusted Net Income (Loss)* Adjusted Net Income (Loss) per Share* * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. 34 Growth in Adjusted Net Income (Loss) Per Share* Between 2011 and 2019 Driven by Successful Revitalization Initiatives and Share Repurchase Program

~$11 $17 $12 $9 $8 $8 $11 $15 $20 $18 $18 $1 $2 $3 $4 $5 $3 $6 $3 $24 $16 $16 $21 $22 $33 $34 $31 $32 $25 $7 $82 $79 $78 $83 $89 $100 $103 $105 $97 $27 $48 $49 $45 $49 $42 $52 $51 $50 $30 $2 $0 $20 $40 $60 $80 $100 $120 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 $ M il li o n s Real Estate Acquisitions Cash Interest Cash Taxes Cash Capital Adjusted EBITDA* Adjusted Free Cash Flow* ADJUSTED FREE CASH FLOW* Cash capital expenditures include real estate acquisitions through like-kind exchange transactions 35 Over $418 Million in Adjusted Free Cash Flow* Generated Over Last 10 Fiscal Years Adjusted Free Cash Flow* Impacted by ~$11 Million of Real Estate Acquisitions in 2019 * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures.

Disciplined Focus on Debt Leverage with Total Available Liquidity of Approximately $120 Million1 After Considering Liquidity Covenants SOLID BALANCE SHEET WITH FLEXIBILITY 1. Data as of June 30, 2021, the end of Fiscal Second Quarter 2021. 2. Total Debt / Adjusted EBITDA* leverage ratio is waived starting in Q2 ’20 through Q1’ 21. 3. On December 15, 2020, we entered into a third amendment to our credit agreement which reduced the revolver commitment to $375M with an additional stepdown to $350M on the first day of Q3 ’21. The amendment also temporarily waives certain financial covenants through Q1 ’21; provides favorable covenant measurements and restricts capital expenditures through Q3 ’21; prohibits the Company from paying dividends and making stock repurchases and other general investments, and adds a $70M monthly minimum liquidity covenant, defined as the sum of unrestricted cash and revolver availability, through receipt of the Q3 ’21 compliance certificate; and increases the interest rate to LIBOR plus 3.00% through receipt of the Q4 ’21 compliance certificate. 4. Total Debt / Adjusted EBITDA* leverage ratio calculated under the terms of the amendment entered on December 15, 2020. 36 $240.2 $198.1 $170.0 $153.0 $140.0 $195.0 $218.5 $259.0 $286.5 $240.0 $210.0 $215.0 $180.0 $23.1 $22.5 $20.1 $20.1 $18.8 $20.7 $27.1 $30.2 $30.6 $16.5 $15.4 $14.9 $14.9 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 To ta l D e b t ($ M il li o n s) Finance Leases Credit Facility Total Debt / Adjusted EBITDA*3 Waived for 2020 and Q1 2021 * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. 2 2 4

HISTORY OF CONSISTENTLY RETURNING EXCESS CAPITAL TO SHAREHOLDERS $50 $25 $25 $3.9 $21.6 $22.2 $24.7 $36.0 $82.9 $96.2 $34.2 Q4 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 ASR Total Share Repurchases • Allocated $34.2 million toward share repurchases during 2020 before suspending share repurchases as of February 27, 2020 • Paid an average of $10.26 per share to repurchase approximately 54 million shares resulting in a 44% net reduction in our share count since late 2010 • We entered into amendments to our credit agreement on May 13, 2020 and December 15, 2020, which, among other things, temporarily prohibit us from paying dividends and making stock repurchases SHARE REPURCHASES ($ Millions) 1. Data as of February 27, 2020 (date the Company suspended share repurchases). $105.8 $58.7 $68.0 Average Price of $10.26 37 Approximately $554 Million Allocated Towards Share Repurchases Since We Started to Return Excess Capital to Shareholders in late 20101

STOCK PRICE PERFORMANCE (100%) 0% 100% 200% 300% 400% 500% 600% D e c- 1 0 M a r- 1 1 Ju n -1 1 S e p -1 1 D e c- 1 1 M a r- 1 2 Ju n -1 2 S e p -1 2 D e c- 1 2 M a r- 1 3 Ju n -1 3 S e p -1 3 D e c- 1 3 M a r- 1 4 Ju n -1 4 S e p -1 4 D e c- 1 4 M a r- 1 5 Ju n -1 5 S e p -1 5 D e c- 1 5 M a r- 1 6 Ju n -1 6 S e p -1 6 D e c- 1 6 M a r- 1 7 Ju n -1 7 S e p -1 7 D e c- 1 7 M a r- 1 8 Ju n -1 8 S e p -1 8 D e c- 1 8 M a r- 1 9 Ju n -1 9 S e p -1 9 D e c- 1 9 M a r- 2 0 Ju n -2 0 S e p -2 0 D e c- 2 0 M a r- 2 1 Ju n -2 1 DENN Up 293% S&P Small Cap 600 Restaurants Index Up 405% S&P Small Cap 600 Index Up 223% 2011 The Beginning of Denny’s Brand Revitalization C O V ID -1 9 P a n d e m ic 38 Between 2010 and July 30, 2021, Denny’s Stock Price Rose 293% Compared to the S&P Small Cap 600 Restaurants Index of 405% and the S&P Small Cap 600 Index of 223% R e fr a n c h is in g A n n o u n c e m e n t

DENNY’S INVESTMENT HIGHLIGHTS 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. • Consistent same-store sales1 growth through brand revitalization strategies to enhance food, service, and atmosphere • Global footprint with seasoned franchisees supported by a strong domestic presence and pipeline of development commitments • Strong Adjusted Free Cash Flow* and shareholder return supported by solid balance sheet with flexibility to support brand investments and a focus on highly accretive and shareholder friendly allocations of Adjusted Free Cash Flow* • Durable business focused on the future with a lower risk, highly- franchised business model supported by proven revitalization strategies, a sustained record of consistent financial performance and well-fortified balance sheet 39

APPENDIX 40

EXPERIENCED AND COMMITTED LEADERSHIP TEAM John C. Miller, Chief Executive Officer joined Denny’s in 2011 with over 30 years experience in restaurant operations and management. Prior to joining Denny’s, served as President of Taco Bueno and spent 17 years with Brinker International where positions held included President of Romano’s Macaroni Grill and President of Brinker’s Mexican Concepts. F. Mark Wolfinger, President joined Denny’s in 2005 as Chief Financial Officer. Previous roles include Chief Financial Officer of Danka Business Systems and senior financial positions with Hollywood Entertainment, Metromedia Restaurant Group (operators of Bennigans, Ponderosa Steakhouse, and Steak & Ale), and the Grand Metropolitan. Christopher D. Bode, Senior Vice President, Chief Operating Officer. Prior to joining Denny’s in 2011, served as Chief Operating Officer of QSR Management, LLC (a franchisee of Dunkin’ Donuts) and Vice President of Development & Construction of Dunkin’ Brands, Inc. Before joining the restaurant industry, served as a United States Navy Communications Specialist. John W. Dillon, Executive Vice President, Chief Brand Officer. Prior to joining Denny’s in 2007, held multiple marketing leadership positions with various organizations, including 10 years with YUM! Brands/Pizza Hut, and was Vice President of Marketing for the National Basketball Association’s Houston Rockets. Stephen C. Dunn, Executive Vice President, Chief Global Development Officer. Prior to joining Denny’s in 2004, held executive-level positions with Church's Chicken, El Pollo Loco, Mr. Gatti's, and TCBY. Earned the distinction of Certified Franchise Executive by the International Franchise Association Educational Foundation. Served as an Infantry Officer in the United States Army. Michael L. Furlow, Executive Vice President, Chief Information Officer. Prior to joining Denny’s in 2017, served as Chief Information Officer and Senior Vice President of IT at Red Robin Gourmet Burgers and CEC Entertainment, Inc. (an operator and franchisor of Chuck E. Cheese’s and Peter Piper Pizza). Gail S. Myers, Executive Vice President, Chief Legal Officer, Chief People Officer and Secretary. Prior to joining Denny’s in 2020, served as Executive Vice President, General Counsel, Secretary and Chief Compliance Officer for American Tire Distributors, Inc., Senior Vice President, Deputy General Counsel and Chief Compliance Counsel at U.S. Foods and Senior Vice President, General Counsel and Secretary at Snyder's-Lance, Inc. 41 Jay C. Gilmore, Senior Vice President, Chief Accounting Officer and Corporate Controller. Joined Denny’s in 1999 as Director of Accounting and Assistant Corporate Controller and was named Senior Vice President, Chief Accounting Officer and Corporate Controller in 2021. Prior experience includes serving as a Senior Manager with KPMG LLP. Robert P. Verostek, Executive Vice President, Chief Financial Officer. Joined Denny’s in 1999 and served in numerous leadersh ip positions across the Finance and Accounting teams. Named Vice President of Financial Planning and Analysis in 2012 and Chief Financial Officer is 2020. Prior experience includes various accounting roles for Insignia Financial Group.

RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP FINANCIAL MEASURES $ Millions 2011 2012 2013 20141 2015 2016 2017 2018 2019 20201 YTD Jun 2021 Net Income (Loss) $112.3 $22.3 $24.6 $32.7 $36.0 $19.4 $39.6 $43.7 $117.4 ($5.1) $22.4 Provision for (Benefit from) Income Taxes2 (84.0) 12.8 11.5 16.0 17.8 16.5 17.2 8.6 31.8 (2.0) 6.9 Operating (Gains) Losses and Other Charges, Net 2.1 0.5 7.1 1.3 2.4 26.9 4.3 2.6 (91.2) 1.8 0.4 Other Nonoperating Expense (Income), Net 2.6 7.9 1.1 (0.6) 0.1 (1.1) (1.7) 0.6 (2.8) (4.2) (13.8) Share‐Based Compensation 4.2 3.5 4.9 5.8 6.6 7.6 8.5 6.0 6.7 7.9 6.9 Deferred Compensation Plan Valuation Adjustments3 (0.1) 0.7 1.1 0.5 0.0 0.9 1.6 (1.0) 2.6 1.6 1.3 Interest Expense, Net 20.0 13.4 10.3 9.2 9.3 12.2 15.6 20.7 18.5 18.0 8.3 Depreciation and Amortization 28.0 22.3 21.5 21.2 21.5 22.2 23.7 27.0 19.8 16.2 7.6 Cash Payments for Restructuring Charges and Exit Costs (2.7) (3.8) (2.8) (2.0) (1.5) (1.8) (1.7) (1.1) (2.6) (3.0) (1.3) Cash Payments for Share‐Based Compensation (0.8) (1.0) (1.2) (1.1) (3.4) (2.5) (3.9) (1.9) (3.6) (4.6) (1.6) Adjusted EBITDA3 $81.7 $78.6 $78.0 $83.1 $88.8 $100.2 $103.3 $105.3 $96.8 $26.6 $37.1 Adjusted EBITDA Margin % 15.2% 16.1% 16.9% 17.6% 18.1% 19.8% 19.5% 16.7% 17.9% 9.2% 19.9% 1. Includes 53 operating weeks. 2. In 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income. 3. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in the Company’s non-qualified deferred compensation plan liabilities. 42

RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO NON-GAAP FINANCIAL MEASURES $ Millions 2011 2012 2013 20141 2015 2016 2017 2018 2019 20201 YTD Jun 2021 Net Cash Provided By (Used In) Operating Activities $59.5 $59.2 $57.0 $74.6 $83.2 $71.2 $78.3 $73.7 $43.3 ($3.1) $43.4 Capital Expenditures (16.1) (14.2) (16.8) (22.1) (27.0) (19.7) (18.8) (22.0) (14.0) (7.0) (3.1) Acquisition of Restaurants and Real Estate - (1.4) (4.0) - (5.8) (14.3) (12.4) (10.4) (11.3) - - Cash Payments for Restructuring Charges and Exit Costs (2.7) (3.8) (2.8) (2.0) (1.5) (1.8) (1.7) (1.1) (2.6) (3.0) (1.3) Cash Payments for Share‐Based Compensation (0.8) (1.0) (1.2) (1.1) (3.4) (2.5) (3.9) (1.9) (3.6) (4.6) (1.6) Deferred Compensation Plan Valuation Adjustments2 (0.1) 0.7 1.1 0.5 0.0 0.9 1.6 (1.0) 2.6 1.6 1.3 Other Nonoperating Expense (Income), Net 2.6 7.9 1.1 (0.6) 0.1 (1.1) (1.7) 0.6 (2.8) (4.2) (13.8) Gains (Losses) on Investments - - - - - - - 0.0 0.2 0.1 (0.0) Gains (Losses) on Change in the Fair Value of Interest Rate Caps - (0.1) (0.0) 0.0 - - - - - - - Gains (Losses) on Early Extinguishment of Debt and Leases (2.6) (8.3) (2.2) 0.0 (0.2) 0.0 (0.1) 0.2 0.0 (0.2) 0.1 Amortization of Deferred Financing Costs (1.4) (0.8) (0.5) (0.5) (0.5) (0.6) (0.6) (0.6) (0.6) (0.9) (0.7) Amortization of Debt Discount (0.5) (0.1) - - - - - - - - - Gains (Losses) on Interest Rate Swap Derivatives, Net - - - - - - - - - 2.2 12.5 Interest Expense, Net 20.0 13.4 10.3 9.2 9.3 12.2 15.6 20.7 18.5 18.0 8.3 Cash Interest Expense, Net3 (17.0) (11.6) (9.1) (8.1) (8.3) (11.2) (14.6) (19.6) (17.6) (18.0) (9.0) Deferred Income Tax Expense (3.2) (11.4) (9.1) (13.2) (14.0) (8.8) (10.3) (6.2) (16.0) (4.0) (2.2) Decrease (Increase) in Tax Valuation Allowance4 89.1 0.7 0.4 0.3 0.1 (0.1) (0.2) (0.1) 2.9 3.0 - Provision for (Benefit from) Income Taxes4 (84.0) 12.8 11.5 16.0 17.8 16.5 17.2 8.6 31.8 (2.0) 6.9 Income Taxes Received (Paid), Net (1.1) (2.0) (2.8) (3.8) (5.4) (3.0) (6.4) (3.3) (24.1) (0.0) (1.9) Changes in Operating Assets and Liabilities Receivables (2.2) 1.7 (0.1) 1.5 (1.4) 2.9 0.8 4.7 2.0 (6.4) (0.8) Inventories (0.6) (0.5) (0.0) 0.1 0.2 (0.1) 0.2 (0.1) (1.7) (0.1) 0.1 Other Current assets 1.1 (2.8) (1.0) 0.3 3.8 (4.6) 2.4 (0.9) 4.1 3.9 (6.7) Other Noncurrent Assets (0.4) 3.2 2.1 2.1 0.1 3.6 6.3 (0.0) 4.6 1.8 1.3 Operating Lease Assets and Liabilities - - - - - - - - 0.6 (0.8) 0.8 Accounts Payable (2.0) 1.2 5.5 (1.6) (2.3) (4.8) (10.0) 5.1 5.2 10.7 (5.6) Accrued Payroll (0.9) (2.3) 2.5 (2.6) (4.1) 7.4 6.4 (2.2) 3.8 2.8 (2.0) Accrued Taxes 0.6 0.7 (0.1) (0.9) (0.2) (0.1) 0.0 (0.3) 2.0 0.8 (0.4) Other Accrued Liabilities 4.7 4.4 0.7 (0.1) (9.5) 10.2 (0.1) 1.7 4.1 5.5 (4.6) Other Noncurrent Liabilities 5.5 3.8 2.7 1.2 11.2 (0.0) 3.1 4.4 (1.9) 5.5 2.0 Adjusted Free Cash Flow2 $47.5 $49.4 $45.3 $49.1 $42.3 $51.9 $51.2 $50.0 $29.8 $1.6 $23.0 1. Includes 53 operating weeks. 2. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in the Company’s non-qualified deferred compensation plan liabilities. 3. Includes cash interest expense, net and cash payments of approximately $1.9 million and $0.8 million for dedesignated interest rate swap derivatives for the full year 2020 and YTD 2021, respectively. 4. In 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre- tax income. 43

RECONCILIATION OF NET INCOME (LOSS) AND NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO NON-GAAP FINANCIAL MEASURES $ Millions (except per share amounts) 2011 2012 2013 20141 2015 2016 2017 2018 2019 20201 YTD Jun 2021 Adjusted EBITDA2 $81.7 $78.6 $78.0 $83.1 $88.8 $100.2 $103.3 $105.3 $96.8 $26.6 $37.1 Adjusted EBITDA Margin % 15.2% 16.1% 16.9% 17.6% 18.1% 19.8% 19.5% 16.7% 17.9% 9.2% 19.9% Cash Interest Expense, Net3 (17.0) (11.6) (9.1) (8.1) (8.3) (11.2) (14.6) (19.6) (17.6) (18.0) (9.0) Cash Paid for Income Taxes, Net (1.1) (2.0) (2.8) (3.8) (5.4) (3.0) (6.4) (3.3) (24.1) (0.0) (1.9) Cash Paid for Capital Expenditures (16.1) (15.6) (20.8) (22.1) (32.8) (34.0) (31.2) (32.4) (25.3) (7.0) (3.1) Adjusted Free Cash Flow2 $47.5 $49.4 $45.3 $49.1 $42.3 $51.9 $51.2 $50.0 $29.8 $1.6 $23.0 Net Income (Loss) $112.3 $22.3 $24.6 $32.7 $36.0 $19.4 $39.6 $43.7 $117.4 ($5.1) $22.4 Pension Settlement Loss - - - - - 24.3 - - - - - (Gains) Losses on Interest Rate Swap Derivatives - - - - - - - - - (2.2) (12.5) (Gains) Losses on Sales of Assets and Other, Net (3.2) (7.1) (0.1) (0.1) (0.1) 0.0 3.5 (0.5) (93.6) (4.7) (1.0) Impairment Charges 4.1 3.7 5.7 0.4 0.9 1.1 0.3 1.6 - 4.1 - Loss on Early Extinguishment of Debt/Debt Refinancing 1.4 7.9 1.2 - 0.3 - - - - - - Tax Reform - - - - - - (1.6) - - - - Tax Effect4 (0.8) (1.6) (2.2) (0.1) (0.4) (2.5) (1.2) (0.2) 24.1 0.7 3.2 Adjusted Provision for Income Taxes5 (94.3) - - - - - - - - - - Adjusted Net Income (Loss) $19.5 $25.2 $29.3 $32.9 $36.7 $42.3 $40.7 $44.6 $47.9 ($7.2) $12.0 Diluted Net Income (Loss) Per Share $1.15 $0.23 $0.26 $0.37 $0.42 $0.25 $0.56 $0.67 $1.90 ($0.08) $0.34 Adjustments Per Share ($0.95) $0.03 $0.05 $0.00 $0.01 $0.30 $0.02 $0.01 ($1.13) ($0.04) ($0.16) Adjusted Net Income (Loss) Per Share $0.20 $0.26 $0.31 $0.37 $0.43 $0.55 $0.58 $0.68 $0.77 ($0.12) $0.18 Adjusted Diluted Weighted Average Shares Outstanding (000’s) 99,588 96,754 92,903 88,355 84,729 77,206 70,403 65,562 61,833 60,812 65,789 1. Includes 53 operating weeks. 2. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in the Company’s non- qualified deferred compensation plan liabilities. 3. Includes cash interest expense, net and cash payments of approximately $1.9 million and $1.6 million for dedesignated interest rate swap derivatives for the full year 2020 and YTD 2021, respectively. 4. Tax adjustments for full year 2013, 2014, 2015, 2017 and 2018 use full year effective tax rates of 31.9%, 32.9%, 33.0%, 30.3% and 16.4%, respectively. Tax adjustments for full year 2011 and 2012 are calculated using the full year 2012 effective rate of 36.4%. The tax adjustment for the loss on pension termination in 2016 is calculated using an effective tax rate of 8.8%., with all remaining adjustments calculated using an effective tax rate of 30.9%. Tax adjustments for the gains on sales of assets and other, net in 2019 are calculated using an effective rate of 25.7%. Tax adjustments for full year 2020, and YTD 2021 are calculated using effective tax rates of 25.6% and 23.6%, respectively. 5. The adjusted provision for income taxes based on effective income tax rate of 36.4% for full year ended Dec. 27, 2012 and excludes impact of net deferred tax benefit. 44

RECONCILIATION OF OPERATING INCOME TO NON-GAAP FINANCIAL MEASURES $ Millions 2011 2012 2013 20141 2015 2016 2017 2018 2019 20201 YTD Jun 2021 Operating Income $51.0 $56.4 $47.5 $57.3 $63.2 $47.0 $70.7 $73.6 $165.0 $6.7 $23.8 General and Administrative Expenses 55.4 60.3 56.8 58.9 66.6 68.0 66.4 63.8 69.0 55.0 34.5 Depreciation and Amortization 28.0 22.3 21.5 21.2 21.5 22.2 23.7 27.0 19.8 16.2 7.6 Operating (Gains) Losses and Other Charges, Net 2.1 0.5 7.1 1.3 2.4 26.9 4.3 2.6 (91.2) 1.8 0.4 Restaurant-Level Operating Margin $136.4 $139.5 $132.9 $138.7 $153.6 $164.0 $165.2 $167.1 $162.7 $79.7 $66.3 Restaurant-Level Operating Margin Consists Of: Company Restaurant Operating Margin 53.8 51.5 44.8 45.9 58.7 65.2 65.6 63.2 48.0 3.6 13.2 Franchise Operating Margin 82.6 88.0 88.2 92.9 94.9 98.8 99.5 104.0 114.7 76.1 53.1 Restaurant-Level Operating Margin $136.4 $139.5 $132.9 $138.7 $153.6 $164.0 $165.2 $167.1 $162.7 $79.7 $66.3 1. Includes 53 operating weeks. The Company believes that, in addition to GAAP measures, certain other non-GAAP financial measures are appropriate indicators to assist in the evaluation of restaurant-level operating efficiency and performance of ongoing restaurant-level operations. The Company uses Restaurant-level Operating Margin, Company Restaurant Operating Margin and Franchise Operating Margin internally as performance measures for planning purposes, including the preparation of annual operating budgets, and these three non-GAAP measures are used to evaluate operating effectiveness. The Company defines Restaurant-level Operating Margin as operating income (loss) excluding the following three items: general and administrative expenses, depreciation and amortization, and operating (gains), losses and other charges, net. Total Operating Margin is presented as a percent of total operating revenue. The Company excludes general and administrative expenses, which include primarily non- restaurant-level costs associated with support of company and franchised restaurants and other activities at their corporate office. The Company excludes depreciation and amortization expense, substantially all of which is related to company restaurant-level assets, because such expenses represent historical sunk costs which do not reflect current cash outlays for the restaurants. The Company excludes special items, included within operating (gains), losses and other charges, net, to provide investors with a clearer perspective of its ongoing operating performance and a more relevant comparison to prior period results. Restaurant-level Operating Margin is the total of Company Restaurant Operating Margin and Franchise Operating Margin. The Company defines Company Restaurant Operating Margin as company restaurant sales less costs of company restaurant sales (which include product costs, company restaurant level payroll and benefits, occupancy costs, and other operating costs including utilities, repairs and maintenance, marketing and other expenses) and present it as a percent of company restaurant sales. The Company defines Franchise Operating Margin as franchise and license revenue (which includes franchise royalties and other non-food and beverage revenue streams such as initial franchise fees, advertising revenue and occupancy revenue) less costs of franchise and license revenue and present it as a percent of franchise and license revenue. These non-GAAP financial measures provide a meaningful comparison between periods and enable investors to focus on the performance of restaurant-level operations by excluding revenues and costs unrelated to food and beverage sales in addition to corporate general and administrative expense, depreciation and amortization, and operating (gains), losses and other charges, net. However, each of these non-GAAP financial measures should be considered as a supplement to, not a substitute for, operating income (loss), net income (loss) or other financial performance measures prepared in accordance with U.S. generally accepted accounting principles. Restaurant-level Operating Margin, Company Restaurant Operating Margin and Franchise Operating Margin do not accrue directly to the benefit of shareholders because of the aforementioned excluded items, and are not indicative of the overall results for the Company. 45